Employment costs - Summary of employment costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Total employment costs
– Wages and salaries	$ 4,129	$ 4,235	$ 4,670
– Social security costs	337	429	430
– Net post-retirement charge	500	522	439
– Share option charge	91	116	128
Total employment costs	5,057	5,302	5,667
Less: charged within provisions (a)	(292)	(421)	(221)
Employment costs	$ 4,765	$ 4,881	$ 5,446